Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”), dated as of October 21, 2015, among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement), the lenders (the “Lenders”) party to the Credit Agreement referred to below and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 18, 2014 (as amended, amended and restated, supplemented or otherwise modified to, but not including, the First Amendment Effective Date (as defined below), the “Credit Agreement”);

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower delivered to the Administrative Agent for distribution to the Lenders a Maturity Date Extension Request (the “Extension Request”), and each Lender party hereto has separately agreed to a one-year extension of the Final Maturity Date (the “Extension”) by providing a countersigned copy of the Extension Request to the Administrative Agent;

WHEREAS, the Extension will become effective concurrently with this First Amendment, subject to the substantially simultaneous reallocation of the existing Commitments (the “Reallocation”) pursuant hereto; and

WHEREAS, the Borrower and each Lender desire to amend the Credit Agreement pursuant to Section 9.02 thereof in order to effect the Reallocation as provided in, and subject to the terms and conditions of, this First Amendment, with each Lender committing to provide the amount of the Commitments set forth opposite its name in Schedule 2.01 as amended and restated pursuant to this First Amendment and attached hereto as Annex A.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I– Amendments.

1. Subject to the satisfaction of the conditions set forth in Section II(9) hereof, the Borrower, the Administrative Agent, each Lender and each Issuing Bank hereby agree that on the First Amendment Effective Date each Lender and each Issuing Bank party hereto shall convert its respective Commitment or LC Commitment, as the case may be, (as in existence immediately prior to the First Amendment Effective Date) into a Commitment or LC Commitment, respectively, in the amount set forth opposite its name on Schedule 2.01 attached hereto as Annex A, and each Lender shall acquire participations in each Letter of Credit issued and outstanding on such date pursuant to Section 2.04(e) such that each Lender’s participation is equal to its Applicable Percentage (after giving effect to the First Amendment on the First Amendment Effective Date) of the Stated Amount of each such Letter of Credit.

2. Subject to the satisfaction of the conditions set forth in Section II(9) hereof, the Credit Agreement is hereby amended as set forth below:

a. Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“First Amendment” means the First Amendment to Credit Agreement, dated as of October 21, 2015, among the Loan Parties, each Lender party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date of the effectiveness of the First Amendment in accordance with Section II(9) thereof.

b. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Commitment” as follows:

“Commitment” means (i) with respect to each Lender immediately prior to the First Amendment Effective Date, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit, the amount of which represents the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, which is set forth under the heading “Commitments” on Schedule 2.01 (as in effect immediately prior to the First Amendment Effective Date), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable, as such Commitment may be increased or reduced from time to time pursuant to Section 2.07, 2.17, 2.19, 9.04 or Article VII, and (ii) with respect to each Lender on and after the First Amendment Effective Date after giving effect to the First Amendment, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit, the amount of which represents the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder which is set forth under the heading “Commitments” on Schedule 2.01 (as amended and restated pursuant to the First Amendment), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable, as such Commitment may be increased or reduced from time to time pursuant to Section 2.07, 2.17, 2.19, 9.04 or Article VII. The aggregate amount of the Lenders’ Commitments both immediately prior to the First Amendment Effective Date and on the First Amendment Effective Date (after giving effect to the First Amendment) is $2,000,000,000.

c. The portion of Schedule 2.01 of the Credit Agreement under the heading “Commitments” is hereby amended and restated as set forth in Schedule 2.01 as attached hereto as Annex A.

SECTION II – Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) this First Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) at the time of and immediately after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent any such representation or warranty speaks only as of a previous date, in which case it was true and correct in all material respects on and as of such date); provided, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

2. The Credit Agreement, as specifically amended by this First Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

4. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended hereby.

7. This First Amendment is a Loan Document.

8. Each Loan Party hereby expressly acknowledges the terms of this First Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately prior to giving effect to this First Amendment and the transactions contemplated hereby and (b) its guarantee of the Guaranteed Obligations under the Subsidiary Guarantee Agreement, as applicable.

9. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(a) each of the Loan Parties, the Lenders and the Administrative Agent shall have executed and delivered a copy of this First Amendment (including by way of email or facsimile transmission) of the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Peixuan Wu (email: peixuan.wu@whitcase.com; Facsimile No.: (212) 354-8113);

(b) at the time of and immediately after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing;

(c) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent any such representation or warranty speaks only as of a previous date, in which case it was true and correct in all material respects on and as of such date); provided, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(d) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the president, a vice president or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (b) and (c) of this Section II(9); and

(e) The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent on or prior to the First

Amendment Effective Date, including, to the extent invoiced a reasonable time prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses of the Administrative Agent required to be reimbursed or paid by the Borrower pursuant to the terms of the Credit Agreement or as otherwise separately agreed in writing in connection with this First Amendment and the related transactions.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

REYNOLDS AMERICAN INC., as the Borrower

By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President and Treasurer

R. J. REYNOLDS TOBACCO HOLDINGS, INC., as a Subsidiary Guarantor		R.J. REYNOLDS TOBACCO CO., as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Senior Vice President and Treasurer	Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
P.O. Box 2866		401 N. Main St.
401 N. Main St.		Winston-Salem, NC 27101
Winston-Salem, NC 27102		Phone: 336-741-5000
Phone: 336-741-5500		Fax: 336-741-7598
Fax: 336-741-2998

REYNOLDS FINANCE COMPANY, as a Subsidiary Guarantor		CONWOOD HOLDINGS, INC., as a Subsidiary Guarantor

By:	/s/ Caroline M. Price	By:	/s/ Daniel A. Fawley
Name:	Caroline M. Price	Name:	Daniel A. Fawley
Title:	President	Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
Farmers Bank Building		401 N. Main St.
Suite 1402		Winston-Salem, NC 27101
301 N. Market Street		Phone: 336-741-2000
Wilmington, DE 19801		Fax: 336-741-2998
Phone: 302-425-3550
Fax: 302-425-3554

R. J. REYNOLDS GLOBAL PRODUCTS, INC., as a Subsidiary Guarantor		AMERICAN SNUFF COMPANY, LLC, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
P.O. Box 688		5106 Tradeport Dr.
401 N. Main St.		Memphis, TN 38141
Winston-Salem, NC 27102		Phone: 901-761-2050
Phone: 336-741-5500		Fax: 336-728-0396
Fax: 336-741-2998

ROSSWIL LLC, as a Subsidiary Guarantor		R. J. REYNOLDS TOBACCO COMPANY, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Vice President and Treasurer	Title:	Treasurer

Address for Notices:		Address for Notices:
401 N. Main St.		P.O. Box 2959
Winston-Salem, NC 27101		401 N. Main St.
Phone: 336-741-2000		Winston-Salem, NC 27102
Fax: 336-741-2998		Phone: 336-741-5000
Fax: 336-741-7598

REYNOLDS INNOVATIONS INC., as a Subsidiary Guarantor		RAI SERVICES COMPANY, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Treasurer	Title:	Senior Vice President and Treasurer

Address for Notices:		Address for Notices:
P.O. Box 685		P.O. Box 464
401 N. Main St.		401 N. Main St.
Winston-Salem, NC 27102		Winston-Salem, NC 27102
Phone: 336-741-5700		Phone: 336-741-4500
Fax: 336-741-7598		Fax: 336-741-2998

SANTA FE NATURAL TOBACCO COMPANY, INC., as a Subsidiary Guarantor		LORILLARD LICENSING COMPANY LLC, as a Subsidiary Guarantor

		By:	/s/ Daniel A. Fawley
By:	/s/ Daniel A. Fawley	Name:	Daniel A. Fawley
Name:	Daniel A. Fawley	Title:	Treasurer
Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
One Plaza La Prensa		401 N. Main St.
Santa Fe, NM 87507		Winston-Salem, NC 27102
Phone: 505-982-4257		Phone: 336-741-5700
Fax: 505-986-8445		Fax: 336-741-7598

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as a Lender and as an Issuing Bank

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CITIBANK, N.A., as a Lender and Issuing Bank

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, Cayman Islands Branch as a Lender

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Michael Moreno
	Name:	Michael Moreno
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Fifth Third Bank, an Ohio banking corporation,
as a Lender

By:	/s/ Mary Ramsey
	Name:	Mary Ramsey
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Mizuho Bank, Ltd., as a Lender

By:	/s/ James Fayen
	Name:	James Fayen
	Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Simone G. Vinocour McKeever
	Name:	Simone G. Vinocour McKeever
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
	Name:	Michael Grad
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew M. Springman
	Name:	Matthew M. Springman
	Title:	Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AgFirst Farm Credit Bank, as a Lender

By:	/s/ Steven J O’Shea
	Name:	Steven J O’Shea
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of New York Mellon, as a Lender

By:	/s/ Jeffrey Dears
	Name:	Jeffrey Dears
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

UNITED FCS, PCA dba FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Daniel J. Best
Daniel J. Best
Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Northern Trust Company, as a Lender

By:	/s/ John Canty
	Name:	John Canty
	Title:	Senior Vice President

ANNEX A

Schedule 2.01

Commitments; LC Commitments

Commitments

Lender	Commitment

JPMorgan Chase Bank, N.A.	$174,375,000
Citibank, N.A.	$174,375,000
Credit Suisse AG, Cayman Islands Branch	$174,375,000
Fifth Third Bank	$174,375,000
Goldman Sachs Bank USA	$174,375,000
Mizuho Bank, Ltd.	$174,375,000
Royal Bank of Canada	$174,375,000
The Bank of Nova Scotia	$174,375,000
PNC Bank, National Association	$132,500,000
Wells Fargo Bank, National Association	$132,500,000
AgFirst Farm Credit Bank	$107,500,000
The Bank of New York Mellon	$72,500,000
United FCS, PCA	$60,000,000
Farm Credit Bank of Texas	$50,000,000
Northern Trust Company	$50,000,000
Total	$2,000,000,000

LC Commitments

Lender	Commitment

JPMorgan Chase Bank, N.A.	$50,000,000
Citibank, N.A.	$50,000,000